UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 7, 2006


                         OCEAN WEST HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


               Delaware             000-49971        71-087-6958
    (State or other jurisdiction   (Commission      (IRS Employer
          of incorporation)        File Number)   Identification No.)



                 26 Executive Park, Suite 250, Irvine, CA 92614
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 861-2590

                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 3.02 Unregistered Sale of Equity Securities

On September 8, 2006, Ocean West Holding Corporation (the "Company") sold 400,000 shares of its newly authorized Series C Preferred Stock, which is described in Item 5.03 below, to Madison Avenue Growth Fund, LLC and/or its assignees ("Madison"), in addition to 1,000,000 shares of Common Stock as compensation for services rendered in connection with negotiations with Expert System S.p.A., a leading technology company, providing for an exclusive software license for the mobile communications industry. This compensation is in lieu of what was to be issued to Madison in connection with the Company's proposed acquisition of Intelligate Ltd. which was terminated. The Company has filed a
Schedule 14C Information Statement to, among other things, increase the number of shares of its authorized Common Stock. At such time as the certificate of incorporation of the Company (the "Certificate of Incorporation") is amended to increase its authorized capital, all of the shares of Series C Preferred Stock will automatically be converted on a one for ten basis into an aggregate of 4,000,000 shares of Common Stock, subject to adjustment for stock splits, stock dividends or other similar events.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

Effective on September 7, 2006, the Company amended its Certificate of Incorporation. In accordance with the provisions of Article Third of the Certificate of Incorporation, which created and authorized 10,000,000 shares of preferred stock of the Company, par value of $.01 per share (the "Preferred Stock"), of which 1,500,000 shares of Series A Preferred Stock are currently authorized and 522,500 shares are issued and outstanding, and 1,600,000 shares of Series B Preferred Stock are authorized and none are issued and outstanding, so that 6,900,000 shares of Preferred Stock have the status of authorized but unissued shares and are available for issuance, the Company's Board of Directors established a new series of Preferred Stock, Series C Preferred Stock, $.01 par value per share (the "Series C Preferred Stock") to consist of 400,000 shares (convertible into 4,000,000 shares of Common Stock as described in Item 3.02 above), and fixed the powers, designation, preferences, relative, participating, optional and other rights of such series of Series C Preferred Stock, and the qualifications, limitations and restrictions thereof. The Series C Preferred Stock is non-dividend bearing, non-voting, and has a liquidation preference of $.01 per share. A more detailed and comprehensive description of the Series C Preferred Stock is set forth in the Certificate of Designation attached to this Form 8-K as Exhibit 3(i).

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits.
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     3(i)         Certificate of Designation, Preferences and Rights of Series C
                  Preferred Stock of Ocean West Holding Corporation.

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 20, 2006

                                          OCEAN WEST HOLDING CORPORATION



                                          By: /s/ Darryl Cohen
                                              --------------------------------
                                              Darryl Cohen
                                              Chief Executive Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number             Description of Exhibit
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3(i)                       Certificate of Designation, Preferences and
                           Rights of Series C Preferred Stock of Ocean
                           West Holding Corporation.


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